EXHIBIT 10.5

THIRD AMENDMENT

OF

HORMEL

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(2007 Restatement)

The “Hormel Supplemental Executive Retirement Plan (2007 Restatement)” adopted by Hormel Foods Corporation, a Delaware corporation, effective January 1, 2007, as heretofore amended by two amendments (collectively, the “Plan Statement”), is hereby amended as follows:

6.                                      STABLE VALUE BENEFIT.  Effective October 31, 2011, Section 4.1(a)(viii) of the Plan Statement shall be amended to read in full as follows:

(viii)                       recognizing as Eligibility Service, Benefit Service or as Vesting Service or both periods that are required to be recognized for purposes of this SERP pursuant to a separate written agreement between the Principal Sponsor and the Participant and by including in Compensation, in Average Annual Compensation and in Average Monthly Compensation amounts that are required to be included pursuant to a separate written agreement between the Principal Sponsor and the Participant (and in either such case, the separate written agreement shall be signed on behalf of the Principal Sponsor by a member of the Board of Directors who is not a Participant in this SERP).

7.                                      STABLE VALUE BENEFIT.  Effective October 31, 2011, Section 5.1.1(a)(viii) of the Plan Statement shall be amended to read in full as follows:

(viii)                       recognizing as Eligibility Service, Benefit Service or as Vesting Service or both periods that are required to be recognized for purposes of this SERP pursuant to a separate written agreement between the Principal Sponsor and the Participant and by including in Compensation, in Average Annual Compensation and in Average Monthly Compensation amounts that are required to be included pursuant to a separate written agreement between the Principal Sponsor and the Participant (and in either such case, the separate written agreement shall be signed on behalf of the Principal Sponsor by a member of the Board of Directors who is not a Participant in this SERP).

8.                                      SAVINGS CLAUSE.  Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.